SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                  JULY 23, 1997



                           PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                         1-12332             95-2492236
 (State or other jurisdiction       (Commission       (IRS Employer
   of incorporation)                File Number)        Identification No.)


                2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA      35223
                  (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (205) 879-9230


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   OTHER EVENTS.

     On July 23, 1997, Registrant issued a press release with respect to its earnings which is included as an Exhibit to this Current Report and incorporated by reference herein.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (c)   EXHIBITS

              The following exhibit is included herein.

                    Exhibit 99: Press Release dated July 23, 1997.





                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PROTECTIVE LIFE CORPORATION


                              BY/S/JERRY W. DEFOOR
                                   Jerry W. DeFoor
                                   Vice President and Controller

Dated:   July 23, 1997

                                  Exhibit Index


EXHIBIT NUMBER                  DESCRIPTION                        PAGE NUMBER

     99.              Press Release Dated July 23, 1997                 4